UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 5, 2013
____________________________
RAINMAKER SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
____________________________

Delaware
(State or other jurisdiction of incorporation)
000-28009	33-0442860
(Commission File Number)	(IRS Employer Identification No.)
900 East Hamilton Ave. Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)
(408) 626-3800
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.07 - Submission of Matters to a Vote of Security Holders

The 2013 Annual Meeting of Stockholders of Rainmaker Systems, Inc. (“Rainmaker” or the”Company”) was held on June 5, 2013 (the “Annual Meeting”). At the Annual Meeting, the matters voted upon and the number of votes cast for or against, as well as the abstentions and broker non-votes as to such matters, were as stated below. The proposals related to each matter are described in detail in Rainmaker's definitive proxy statement for the Annual Meeting which was filed with the SEC on May 1, 2013.
Proposal 1 - Election of Directors
The following nominees were each elected as Class 1 Directors to serve on the Board of Directors for a three-year term until the Company's 2016 annual meeting or until his successor is duly elected and qualified.

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non Votes
Donald J. Massaro	20,223,775	159,095	—	12,674,105
C. Finnegan Faldi	19,197,026	1,185,844	—	12,674,105
Proposal 2 - Advisory Vote on Compensation of the Company's Named Executive Officers
The advisory vote on the compensation of the Company's named executive officers was approved.

Votes For	Votes Against	Abstentions	Broker Non Votes
19,288,721	408,584	685,565	12,674,105
Proposal 3 - Advisory Vote on Frequency of Future Advisory Votes on the Compensation of the Company's Named Executive Officers
Three years received the most votes.

One Year	Two Years	Three Years	Abstentions	Broker Non Votes
2,407,693	61,480	16,972,180	941,517	12,674,105
Proposal 4 - Ratification of Appointment of Independent Auditors
The appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013 was ratified.

Votes For	Votes Against	Abstentions	Broker Non Votes
32,109,795	227,535	719,645	—

Proposal 5 - To amend the 2003 Stock Incentive Plan
The proposal to amend the 2003 Stock Incentive Plan was approved.

Votes For	Votes Against	Abstentions	Broker Non Votes
17,619,989	2,136,121	626,760	12,674,105
Proposal 6 - To amend the Company's Certificate of Incorporation to effect a reverse split of the Company's outstanding shares of Common Stock by a ratio of one-for-four to one-for-eight, inclusive, without further approval or authorization of its stockholders
The proposal to amend the Certificate of Incorporation was approved.

Votes For	Votes Against	Abstentions	Broker Non Votes
31,886,043	1,130,030	40,902	—

Section 9 - Financial Statements and Exhibits
Item 9.01 - Financial Statements and Exhibits
(d) Exhibits. None.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAINMAKER SYSTEMS, INC.
(Registrant)

June 5, 2013	/s/ Mallorie Burak
Date	(Signature)
By: Mallorie Burak
Title: Chief Financial Officer